UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

March 18, 2014

SENTIO HEALTHCARE PROPERTIES, INC.

 (Exact name of registrant as specified in its charter)

Maryland	000-53969	20-5721212
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

189 South Orange Ave, Suite 1700

Orlando, FL 32801

(Address of principal executive offices)

407- 999-7679

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 8.01 Other Events

Stock Repurchase Program

In April 2011, Sentio Healthcare Properties, Inc. (the “Company”) suspended its share repurchase program other than for repurchases due to the death of a stockholder. Today the Company is announcing the temporary suspension of all repurchases pursuant to its stock repurchase program following the March 2014 redemption date. Consistent with this suspension, stock repurchase requests due to death that are received prior to March 31, 2014 will be honored. Thereafter, no shares will be repurchased until the repurchase program is reinstated.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SENTIO HEALTHCARE PROPERTIES, INC.

Dated: March 18, 2014	By:	/s/ Sharon C. Kaiser
Sharon C. Kaiser,
Chief Financial Officer